Exhibit 99.1



Contact
Alan Roden
VP, Corporate Development and Investor Relations
(631) 962-9304
alan.roden@verint.com


     Verint Systems Reports Record Fiscal 2004 Third Quarter Sales

  Sales Grow to $64 Million; Increases 31% y-o-y and 6% Sequentially
               GAAP Earnings Per Diluted Share of $0.16
             Pro Forma Earnings Per Diluted Share of $0.21


MELVILLE, N.Y, December 1, 2004 - Verint Systems Inc. (NASDAQ: VRNT), announced record sales of $63,989,000 for the third quarter of fiscal 2004, ended October 31, 2004, a 31% increase compared with $49,012,000 for the third quarter of fiscal 2003. Verint's sales increased approximately 6% sequentially, compared with $60,167,000 for the second quarter of fiscal 2004.

Net income on a generally accepted accounting principles ("GAAP") basis was $5,180,000 for the third quarter of fiscal 2004 ($0.16 per diluted share), compared with a net income of $5,671,000 ($0.17 per diluted share) for the second quarter of fiscal 2004, and net income of $4,667,000 ($0.15 per diluted share) for the third quarter of fiscal 2003. Net income on a pro forma basis was $6,903,000 for the third quarter of fiscal 2004, ($0.21 per diluted share), compared with a pro forma net income of $6,438,000 ($0.20 per diluted share) for the second quarter of fiscal 2004, and pro forma net income of $5,034,000 ($0.16 per diluted share) for the third quarter of fiscal 2003. A reconciliation between results on a GAAP basis and results on a pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statement of Operations.

Dan Bodner, President and CEO of Verint, stated, "Our record third quarter sales were due to demand for our actionable intelligence solutions in the security and business intelligence markets. Pro forma income from operations of $6.9 million, which was also a record, grew 42.6% year-over-year."

The Company ended the quarter with cash, cash equivalents and short-term investments of $225,602,000, working capital of $188,416,000 total assets of $387,076,000, and stockholders' equity of $275,455,000.

Conference Call Information

The Company will be conducting a conference call to review its fiscal 2004 third quarter results today at 4:30 PM EDT. An on-line, real-time Web cast of the conference call will be available on our website at www.verint.com. The conference call can also be accessed live via telephone at 703-639-1375. Please dial in 5-10 minutes prior to the scheduled start time.

A replay of the conference call will be available on our website at www.verint.com until January, 31 2005 and by telephone at 703-925-2533, passcode 554696, for 7 days.

Financial highlights at and for the nine and three month periods ended October 31, 2004 and prior year comparisons are as follows:

---------------------------------------------------------------------------------------------
                      Consolidated Statement of Operations (GAAP Basis)
                            (In thousands, except per share data)
---------------------------------------------------------------------------------------------
                                                  Nine Months              Three Months
                                               Ended October 31,         Ended October 31,
                                                  (Unaudited)               (Unaudited)
                                               --------------------     ---------------------
                                                 2003        2004         2003        2004
                                               --------    --------     -------      -------
Sales                                          $140,319    $180,794     $49,012      $63,989
Cost of sales                                    65,238      82,098      22,560       29,235
                                               --------    --------     -------      -------
Gross Profit                                     75,081      98,696      26,452       34,754

Operating Expenses
   Research and development, net                 16,979      23,089       5,952        8,409
   Selling, general and administrative           46,014      59,704      16,044       21,290
   In-process research and development                -       3,154           -            -
   Write-down of capitalized software                 -       1,481           -            -
                                               --------    --------     -------      -------
Income from operations                           12,088      11,268       4,456        5,055

Interest and other income, net                    1,813       2,379         878          932
                                               --------    --------     -------      -------
Income before income tax provision               13,901      13,647       5,334        5,987

Income tax provision                              1,745       1,282         667          807
                                               --------    --------     -------      -------
Net income                                      $12,156     $12,365      $4,667       $5,180
                                               ========    ========     =======      =======

Earnings per share:
    Basic                                         $0.45       $0.40       $0.16        $0.17
                                               ========    ========     =======      =======
    Diluted                                       $0.42       $0.38       $0.15        $0.16
                                               ========    ========     =======      =======

Weighted average shares:
    Basic                                        26,895      30,725      29,870       31,036
    Diluted                                      28,645      32,481      31,621       32,766

Verint Systems provides pro forma net income and pro forma earnings per share data as additional information of its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and result of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget purposes:


---------------------------------------------------------------------------------------------
                   Consolidated Statement of Operations (Pro Forma Basis)
                            (In thousands, except per share data)
---------------------------------------------------------------------------------------------
                                                   Nine Months               Three Months
                                                Ended October 31,         Ended October 31,
                                                   (Unaudited)               (Unaudited)
                                            ------------------------     --------------------
                                                 2003         2004         2003       2004
                                               --------     --------     -------     -------
Sales                                          $140,319     $180,794     $49,012     $63,989
Cost of sales                                    65,068       80,382      22,493      28,160
                                               --------    ---------     -------     -------
Gross Profit                                     75,251      100,412      26,519      35,829

Operating Expenses
   Research and development, net                 16,979       23,089       5,952       8,409
   Selling, general and administrative           45,386       58,350      15,744      20,544
                                               --------    ---------     -------     -------
Income from operations                           12,886       18,973       4,823       6,876

Interest and other income, net                    1,813        2,379         878         932
                                               --------    ---------     -------     -------
Income before income tax provision               14,699       21,352       5,701       7,808

Income tax provision                              1,745        2,092         667         905
                                               --------    ---------     -------     -------
Net income                                      $12,954      $19,260      $5,034      $6,903
                                               ========    =========     =======     =======

Earnings per share:
    Basic                                         $0.48        $0.63       $0.17       $0.22
                                               ========    =========     =======     =======
    Diluted                                       $0.45        $0.59       $0.16       $0.21
                                               ========    =========     =======     =======

Weighted average shares:
    Basic                                        26,895       30,725      29,870      31,036
    Diluted                                      28,645       32,481      31,621      32,766

---------------------------------------------------------------------------------------------
                  Reconciliation of GAAP net income to pro forma net income
---------------------------------------------------------------------------------------------

GAAP net income                                  12,156       12,365       4,667       5,180
Amortization of purchased intangible assets:
   Included in cost of sales                        170        1,183          67         542
   Included in operating expenses                   628          675         300         275
Amortization of stock based compensation              -          313           -         105
Acquisition-related charges:
   In-process research and development                -        3,154           -           -
   Write-down of capitalized software                 -        1,481           -           -
   Other, included in cost of sales and in
     operating expenses                               -          899           -         899
Income tax effect                                     -         (810)          -         (98)
                                               --------    ---------     -------     -------
Pro forma net income                             12,954       19,260       5,034       6,903
                                               ========    =========     =======     =======




-------------------------------------------------------------------------------------------
                                 Balance Sheet Highlights
                                      (In thousands)
-------------------------------------------------------------------------------------------
ASSETS
------                                                                         October 31,
                                                              January 31,          2004
                                                                 2004          (Unaudited)
                                                             ------------     -------------
CURRENT ASSETS:
   Cash and cash equivalents                                    $200,716          $207,648
   Short-term investments                                         27,997            17,954
   Accounts receivable, net                                       33,654            43,304
   Inventories                                                    15,833            17,082
   Prepaid expenses and other current assets                       6,007             8,437
                                                             -----------        ----------
TOTAL CURRENT ASSETS                                             284,207           294,425

PROPERTY AND EQUIPMENT, net                                       14,129            16,890

INTANGIBLE ASSETS                                                  2,051            12,764

GOODWILL                                                          14,364            49,616

OTHER ASSETS                                                      13,955            13,381
                                                             -----------        ----------

TOTAL ASSETS                                                    $328,706          $387,076
                                                             ===========        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                         $50,301           $68,917
   Convertible note                                                2,200                 -
   Short term bank loans and current maturities of
    long-term bank loans                                             441             1,244
   Advance payments from customers                                26,701            35,848
                                                             -----------        ----------
TOTAL CURRENT LIABILITIES                                         79,643           106,009
LONG-TERM LIABILITIES                                              4,395             5,612
                                                             -----------        ----------
TOTAL LIABILITIES                                                 84,038           111,621


STOCKHOLDERS' EQUITY                                             244,668           275,455
                                                             -----------        ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $328,706          $387,076
                                                             ===========        ==========

About Verint Systems Inc.

Verint Systems Inc., headquartered in Melville, New York, is a leading provider of analytic software-based solutions for communications interception, digital video security and surveillance, and enterprise business intelligence. Verint software, which is used by over 1,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Verint is a subsidiary of Comverse Technology Inc. (NASDAQ: CMVT). Visit us at our website www.verint.com.

Note: Certain statements concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: changes in the demand for Verint's products; further decline in information technology spending; risks associated with acquiring and integrating the assets and business acquired from ECtel and RP Security including products and technologies, as well as retaining key employees and customers, which could result in a substantial diversion of management resources, the incurrence of contingent liabilities, amortization of certain identifiable intangible assets, research and development write-offs and other acquisition-related expenses; the uncertainty of customer acceptance of Verint's products; aggressive competition may force Verint to reduce prices; Verint's lengthy and variable sales cycle makes it difficult to predict operating results; dependence on contracts with governments for a significant portion of Verint's revenues; inability to expand gross margin by reducing hardware in its product offerings; markets for Verint's products failing to develop; risks that Verint's intellectual property rights may not be adequate to protect its business; risks associated with rapidly changing technology and the ability of Verint to introduce new products on a timely and cost-effective basis; inability to maintain relationships with value added resellers and systems integrators; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with changes in the competitive or regulatory environment in which Verint operates; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements.

                                      ###

Verint, the Verint word mark, Actionable Intelligence, Powering Actionable Intelligence, STAR-GATE, RELIANT, LORONIX, SmartSight, Lanex and ULTRA are trademarks of Verint Systems Inc. Other names may be trademarks of their respective owners.